Exhibit 99.2

OncoSec Announces Closing of $1.33 Million Registered Direct Offering Priced At-The-Market Under Nasdaq Rules

EWING, NJ and SAN DIEGO, CA, May 18, 2023 /PRNewswire/ — OncoSec Medical Incorporated (NASDAQ: ONCS) (the “Company” or “OncoSec”), a clinical-stage biotechnology company developing intratumoral immunotherapies to stimulate the patient’s immune system to target cancer cells and eradicate disease, today announced the closing of its previously announced registered direct offering of 1,408,384 shares of its common stock, at a purchase price of $0.945 per share, priced at-the-market under Nasdaq rules. The Company also issued in a concurrent private placement unregistered warrants to purchase up to an aggregate of 1,408,384 shares of common stock. The warrants have an exercise price of $0.82 per share, are immediately exercisable upon issuance, and will expire five and one-half years from the date of issuance.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The gross proceeds to the Company from the offering were approximately $1.33 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from this offering as working capital for general corporate purposes.

The securities described above (excluding the warrants and the shares of common stock underlying the warrants) were offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-260850) that was originally filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2021, and declared effective on November 15, 2021. The offering of such securities in the registered direct offering was made only by means of a prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering were filed with the SEC and are available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus may also be obtained from H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The warrants described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying such warrants, have not been registered under the Act, or applicable state securities laws. Accordingly, the warrants and the underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About OncoSec Medical Incorporated

OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we” or “our”) is a biotechnology company focused on developing intratumoral immunotherapies to stimulate the patient’s immune system to target cancer cells and eradicate disease. OncoSec’s lead immunotherapy investigational product candidate – TAVO™ (tavokinogene telseplasmid) – enables the intratumoral delivery of DNA-based interleukin 12 (IL-12), a naturally occurring protein with immune-stimulating functions. The therapeutic approach TAVO™-EP, which employs electroporation, is designed to produce a localized expression of IL-12 in the tumor microenvironment and, thereby, stimulate the immune system to target and attack tumors. OncoSec’s clinical pipeline is utilizing TAVO™ as a potential treatment for multiple cancer indications either as a monotherapy or in combination with checkpoint inhibitors; with the latter potentially enabling OncoSec to address a great unmet medical need in oncology: anti-PD-1 non-responders. Results from completed clinical trials of TAVO™ have demonstrated a local immune response, and subsequently, a systemic effect as either a monotherapy or combination treatment approach along with a well-tolerated safety profile, warranting further development of TAVO™-EP. As recently announced by the Company, it plans to develop TAVO™-EP in the neoadjuvant setting as a novel “personalized off-the-shelf therapeutic approach” that aims for effective targeting of the patient’s tumor cells to eradicate cancer. TAVO™-EP is designed to induce cancer immunity, without the need for individualized cancer antigens, by leveraging the patient’s own tumor to stimulate immune effector cells and generate a broad T cell receptor repertoire. A meeting with the FDA to discuss a Phase 2 randomized trial design and future development plans in the melanoma neoadjuvant setting was held on May 15, 2023. For more information, please visit www.oncosec.com.

TAVO™ is a trademark of OncoSec Medical Incorporated.

Risk Factors and Forward-Looking Statements

This release, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Examples of forward-looking statements include, among other things, the intended use of proceeds from the offering. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC.

Forward-looking statements included in this release involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, market and other conditions, our limited working capital, history of losses, and ability to continue as a going concern; the success and timing of our clinical trials, including safety and efficacy of our product candidates; the ability to achieve the clinical and operational objectives; our ability to adhere to ongoing compliance requirements of all health authorities, in the U.S. and foreign countries; capital requirements and needs for additional financing; our ability to obtain additional funding; the ability of our product candidates to successfully perform and advance in clinical trials; our ability to obtain and maintain authorization from regulatory authorities for use of our product candidates for initiation and conduct of clinical trials; the performance of our clinical research organizations, clinical trial sponsors, and clinical trial investigators; and our ability to successfully implement our strategy. Please refer to the risk factors and other cautionary statements provided in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022 and any subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.

Company Contact

Investor Contact

Mike Moyer

LifeSci Advisors

+1-617-308-4306

mmoyer@lifesciadvisors.com